Brady Corporation F’19 Q3 Financial Results May 23, 2019

Forward-Looking Statements 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; decreased demand for our products; Brady’s ability to retain large customers; extensive regulations by U.S. and non- U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; litigation, including product liability claims; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; foreign currency fluctuations; the impact of the Tax Reform Act and any other changes in tax legislation and tax rates; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non- voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2018. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Q3 F’19 Financial Summary 3 • Sales were $289.7M in Q3 of F’19 compared with $298.4M in Q3 of F’18. – Organic sales increased 2.4%. – Foreign currency translation decreased sales 3.8%. – Sale of business decreased sales 1.5%. • Gross profit margin of 50.3% in Q3 of F’19 compared with 50.6% in Q3 of F’18. • SG&A expense of $94.7M (32.7% of sales) in Q3 of F’19 compared with $101.7M (34.1% of sales) in Q3 of F’18. • R&D expense of $11.4M (3.9% of sales) in Q3 of F’19 compared with $11.7M (3.9% of sales) in Q3 of F’18. • Income before income taxes increased 10.8% to $41.0M in Q3 of F’19 compared with $37.0M in Q3 of F’18. • Net income was $34.8M in Q3 of F’19 compared with $26.0M in Q3 of F’18. – Reduced income tax rate of 15.1% in Q3 of F’19 compared with 29.7% in Q3 of F’18. • Net income per Class A Diluted Nonvoting Common Share was $0.65 in Q3 of F’19 compared with $0.49 in Q3 of F’18.

Sales Overview 4 SALES (millions of USD) $305 $298 $297 $295 $293 $289 $290 $290 $288 $285 $282 $276 $275 $265 $255 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Organic Sales (1.9%) 3.0% 1.7% 3.2% 3.2% 2.5% 4.7% 2.3% 2.4% Growth Q3 F’19 SALES: Q3 F’19 SALES COMMENTARY: • 2.4% increase in organic sales: • ID Solutions – Organic sales increased in all three regions. • ID Solutions – Organic sales increased 4.0%. • Workplace Safety – Organic sales increased in Europe • Workplace Safety – Organic sales decreased and Australia and declined in North America. 1.6%. • Foreign currency translation had a negative impact on • 3.8% decrease due to foreign currency translation. sales in the quarter. • 1.5% decrease due to the sale of a business.

Gross Profit Margin 5 GROSS PROFIT & GPM% (millions of USD) 50.7% 50.6% 50.3% 50.3% 49.9% 50.0% 49.7% 49.6% 49.5% $151 50% $150 $146 $147 $147 $144 $144 $146 $140 $140 45% $125 $100 40% Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q3 F’19 – GROSS PROFIT MARGIN: • Slight decline in GPM from 50.6% in Q3 of F’18 to 50.3% in Q3 of F’19. • Costs increased in certain areas including freight and personnel. • We continue to invest in automation and manufacturing efficiencies to offset cost increases.

SG&A Expense 6 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD) 35.7% 34.1% $110 34.5% 35% 33.4% 33.9% 32.8% $102 32.3% 32.7% $100 33% $100 $98 30.6% $97 $98 $95 $95 $93 30% $91 $90 28% $80 25% Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q3 F’19 – SG&A EXPENSE: • SG&A expense was $94.7M (32.7% of sales) in Q3 of F’19 compared to $101.7M (34.1% of sales) in Q3 of F’18. • SG&A expense is down in absolute dollars as a result of foreign currency translation, the sale of a business in the fourth quarter of F’18, and due to on-going efficiency gains. • We continue to drive sustainable efficiency gains in administrative expenses and non-customer facing selling expenses while investing in sales-generating resources.

R&D Expense 7 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) $14.0 3.9% 3.9% 3.9% 3.9% 3.9% 3.8% 3.9% 4.0% $12.0 3.6% 3.6% $11.7 $11.7 $11.3 $11.3 $11.4 $11.1 $11.0 $10.5 3.5% $10.0 $10.0 3.0% $8.0 $6.0 2.5% Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q3INCREASING F’19 – R&D OUR EXPENSE: INVESTMENT IN RESEARCH & DEVELOPMENT: • Investing in R&D to drive future organic sales growth. • Improved new product pipeline. • Anticipate R&D expense for the full fiscal year ending July 31, 2019 to be approximately in line with the prior year.

Income Before Income Taxes 8 INCOME BEFORE INCOME TAXES (millions of USD) $45.2 $45 $41.0 $39.9 $40 $37.0 $35.9 $36.7 $34.8 $35.0 $35 $30.6 $30 $25 $20 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'17 F'17 F'18 F'18 F'18 F'18 F'19 F'19 F'19 Year on Year Growth 3.2% 12.2% 12.2% 20.4% 20.7% 26.0% 14.8% 4.8% 10.8% INCOME BEFORE INCOME TAXES: • Income before income taxes increased 10.8% to $41.0M in Q3 of F’19 compared to $37.0M in Q3 of F’18. • The increase in pre-tax income was primarily driven by organic sales growth and reduced SG&A expenses.

9

Net Income & Diluted EPS

NET INCOME (millions of USD)


$40
$30
$20
$10
$0
$22.6
$25.2
$25.8
$4.3
$26.0
$35.0
$30.6
$29.2
$34.8
Q3 F'17
Q4 F'17
Q1 F'18
Q2 F'18
Q3 F'18
Q4 F'18
Q1 F'19
Q2 F'19
Q3 F'19

NET INCOME PER CLASS A DILUTED SHARE


$0.60
$0.40
$0.20
$0.00
$0.43
$0.48
$0.49
$0.08
$0.49
$0.66
$0.58
$0.55
$0.65
Q3 F'17
Q4 F'17
Q1 F'18
Q2 F'18
Q3 F'18
Q4 F'18
Q1 F'19
Q2 F'19
Q3 F'19

Q3 F'19 – NET INCOME & DILUTED EPS:

- Net income increased to $34.8M in Q3 of F'19 compared to $26.0M in Q3 of F'18.
- Diluted EPS increased to $0.65 in Q3 of F'19 compared to $0.49 in Q3 of F'18.

BRADY

10

Cash Generation & Uses

CASH FLOW FROM OPERATING ACTIVITIES (millions of USD)


$60
$50
$40
$30
$20
$10
$0
$37.8
$52.9
$34.7
$7.7
$46.8
$53.8
$18.8
$25.4
$52.7
Q3 F'17
Q4 F'17
Q1 F'18
Q2 F'18
Q3 F'18
Q4 F'18
Q1 F'19
Q2 F'19
Q3 F'19
% of Net Earnings
168%
210%
134%
181%
180%
154%
54%
87%
152%

CASH FLOWS IN Q3 OF F'19:

- Cash flow from operating activities was $52.7M in Q3 of F'19 compared to $46.8M in Q3 of F'18.
- Free cash flow* was $47.3M in Q3 of F'19 compared to $40.5M in Q3 of F'18.
- Invested $5.4 million in capital expenditures in Q3 of F'19.
- Returned $11.2M to our shareholders in the form of dividends in Q3 of F'19.

(millions of USD)	3 Mos. Ended April 30, 2019	3 Mos. Ended April 30, 2018	9 Mos. Ended April 30, 2019	9 Mos. Ended April 30, 2018
Cash Balance - Beginning of Period	**$ 202.2**	**$ 115.3**	**$ 181.4**	**$ 133.9**
Cash Flow from Operating Activities	52.7	46.8	96.9	89.2
Capital Expenditures	(5.4)	(6.3)	(17.5)	(14.8)
Dividends	(11.2)	(10.7)	(33.5)	(32.1)
Debt Borrowings (Repayments) - Net	-	(11.7)	-	(51.6)
Effect of Exchange Rates on Cash	(1.5)	(1.8)	(2.3)	-
Other	1.6	(0.7)	13.4	6.3
Cash Balance - End of Period	**$ 238.4**	**$ 130.9**	**$ 238.4**	**$ 130.9**

* Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures.

BRADY

Net Cash (Debt) 11 NET CASH (DEBT) (millions of USD) DEBT STRUCTURE (millions of USD) $188 $190 $151 $138 Interest Apr. 30, 2019 July 31, 2018 $140 $129 Rate Balance Balance Private Placements: $90 EUR-den. 2010 Series (10-yr.) 4.24% $ (50.3) $ (52.6) $73 TOTAL DEBT $ (50.3) $ (52.6) $48 $44 $40 $26 Cash and Cash Equivalents 238.4 181.4 NET CASH $ 188.1 $ 128.8 -$10 $(9) -$60 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 STRONG BALANCE SHEET: • April 30, 2019 cash = $238.4M and debt = $50.3M. • Net cash increased $37.5M in Q3 of F’19. • Approximately $110M of cash is held in the United States. • Balance sheet provides flexibility for future investments.

Full-Year F’19 Guidance 12 F’19 Diluted EPS guidance range increased to $2.35 to $2.40. (previous guidance range was $2.25 to $2.35). F’19 Guidance Assumptions: • Full-year organic sales growth of approximately 3%. • Full-year depreciation and amortization expense of approximately $24M. • Fourth quarter income tax expense in the mid-20% range. • Full-year capital expenditures of approximately $28M - $30M.

Identification Solutions 13 Q3 F’19 vs. Q3 F’18 (millions of USD) Q3 F’19 SUMMARY: • Revenues increased 0.9%: Q3 F’19 Q3 F’18 Change • Organic = +4.0% Sales $ 214.0 $ 212.2 + 0.9% • Fx = - (3.1)% Segment Profit 39.9 37.0 + 7.9% • Organic sales increased in the low-single digits in the Americas and Asia. Segment Profit % 18.6% 17.4% + 120 bps • Organic sales increased in the mid-single digits in Europe. • Segment profit as a percent of sales increased due to ongoing efficiency gains in our operations and SG&A SALES & SEGMENT PROFIT % (millions of USD) structure. $240 20% 19% 19% 18% 17% 18% $230 17% 17% 17% 17% 17% 16% $220 $218 $218 $214 $211 $212 14% $210 $209 $210 $206 OUTLOOK: 12% • Expect F’19 organic sales to grow from 4% to 5%. $200 $197 10% • Anticipate further increases in sales-generating $190 8% investments while continuing to drive efficiency gains throughout the organization. $180 6% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'17 F'17 F'18 F'18 F'18 F'18 F'19 F'19 F'19

Workplace Safety 14 Q3 F’19 vs. Q3 F’18 (millions of USD) Q3 F’19 SUMMARY: • Revenues decreased (12.2%): Q3 F’19 Q3 F’18 Change • Organic = - (1.6%) Sales $ 75.8 $ 86.3 - 12.2% • Fx = - (5.3%) Segment Profit 6.1 7.5 - 19.1% • Divestiture = - (5.3%) Segment Profit % 8.0% 8.7% - 70 bps • Organic sales increased in the low-single digits in Europe and Australia and decreased by approximately 10% in North America. • Segment profit negatively impacted by organic sales SALES & SEGMENT PROFIT % (millions of USD) decline, foreign currency translation, and the sale of the Runelandhs business in the fourth quarter of last 13% 14% fiscal year. $100 12% $95 10% 10% 9% 9% $90 8% 8% 7% 8% 6% $86 6% $85 OUTLOOK: $81 6% $80 $80 $80 $79 $78 4% • Expect F’19 organic sales to be effectively flat. $75 $76 • Anticipate Europe and Australia to continue to $75 $73 2% perform well while our Americas business continues $70 0% to recover. Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'17 F'17 F'18 F'18 F'18 F'18 F'19 F'19 F'19

Investor Relations 15 Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com